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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2002

WESTAFF, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24990 (Commission File Number)	94-1266151 (IRS Employer Identification No.)

301 Lennon Lane, Walnut Creek, CA 94598
(Address of principal executive offices/Zip Code)

(925) 930-5300
(Registrant's telephone number, including area code)

Item 5. OTHER EVENTS.

        On January 14, 2002, the Registrant issued a press release announcing a leadership change with the resignation of Tom D. Seip as its President and Chief Executive Officer and the appointment of Dwight S. Pedersen as successor Chief Executive Officer. Mr. Seip also has resigned his directorships of the Company and its subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

99.1
Press Release of Westaff, Inc. dated January 14, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAFF, INC.
By:	/s/ DIRK A. SODESTROM Dirk A. Sodestrom Senior Vice President and Chief Financial Officer

January 16, 2002

EXHIBIT INDEX

99.1
Press Release of Westaff, Inc. dated January 14, 2002

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SIGNATURE
EXHIBIT INDEX